                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) ____

                                   ----------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                                   58-0466330
                      (I.R.S. employer identification no.)

1 PARK PLACE, N.E.
ATLANTA, GEORGIA                                                        30303
(Address of principal executive offices)                              (Zip Code)

                                   ----------

                                 GEORGE T. HOGAN
                                  SUNTRUST BANK
                            25 PARK PLACE, 24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7591
            (Name, address and telephone number of agent for service)

                       FELCOR LODGING LIMITED PARTNERSHIP
                        FELCOR LODGING TRUST INCORPORATED
                            FELCOR/CSS HOTELS, L.L.C.
                            FELCOR/LAX HOTELS, L.L.C.
                           FELCOR EIGHT HOTELS, L.L.C.
                            FELCOR/CSS HOLDINGS, L.P.
                         FELCOR/ST. PAUL HOLDINGS, L.P.
                            FELCOR/LAX HOLDINGS, L.P.
                       FELCOR HOTEL ASSET COMPANY, L.L.C.
                            FHAC TEXAS HOLDINGS, L.P.
                       FELCOR OMAHA HOTEL COMPANY, L.L.C.
                           FELCOR MOLINE HOTEL, L.L.C.
                       FELCOR COUNTRY VILLA HOTEL, L.L.C.
                                FELCOR CANADA CO.
             (Exact name of co-obligor as specified in its charter)

         DELAWARE                                               75-2564994
         MARYLAND                                               72-2541756
         DELAWARE                                               75-2624290
         DELAWARE                                               75-2647535
         DELAWARE                                               75-2582006
         DELAWARE                                               75-2620463
         DELAWARE                                               75-2624292
         DELAWARE                                               75-2624293
         DELAWARE                                               75-2770156
         TEXAS                                                  75-2797670
         DELAWARE                                               75-2769826
         DELAWARE                                               75-2771084
         DELAWARE                                               75-2771072
         NOVA SCOTIA, CANADA                                    75-2773637

(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                             identification no.)


545 E. JOHN CARPENTER FRWY.
SUITE 1300
IRVING, TEXAS                                                     75062
(Address of principal executive offices)                        (Zip Code)

                                   ----------

                         FELCOR NEVADA HOLDINGS, L.L.C.
                          FHAC NEVADA HOLDINGS, L.L.C.
             (Exact name of co-obligor as specified in its charter)

            NEVADA                                                74-2906947
            NEVADA                                                74-2906949

(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)

101 CONVENTION CENTER DRIVE
SUITE 850
LAS VEGAS, NEVADA                                                   89109
(Address of principal executive offices)                         (Zip Code)

                                   ----------

                          9 1/2% SENIOR NOTES DUE 2008
                          GUARANTEES OF SENIOR NOTES(1)
                       (Title of the indenture securities)

(1) The following co-obligors have guaranteed the notes issued by FelCor Lodging Limited Partnership: FelCor Lodging Trust Incorporated; FelCor/CSS Hotels, L.L.C.; Felcor/LAX Hotels, L.L.C.; FelCor/LAX Holdings, L.P.; FelCor Eight Hotels, L.L.C.; FelCor/CSS Holdings, L.P.; FelCor/St. Paul Holdings, L.P.; FelCor Hotel Asset Company, L.L.C.; FHAC Texas Holdings, L.P.; FelCor Omaha Hotel Company, L.L.C.; FelCor Moline Hotel, L.L.C.; FelCor Country Villa Hotel, L.L.C.; FelCor Canada Co.; FelCor Nevada Holdings, L.L.C. and FHAC Nevada Holdings, L.L.C.


--------------------------------------------------------------------------------

1.   General information.

     (a) Name and address of each examining or supervising authority to which it is subject.

          DEPARTMENT OF BANKING AND FINANCE
          STATE OF GEORGIA
          ATLANTA, GEORGIA

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          YES.

2.   Affiliations with obligor.

     NONE.

3.   Voting Securities of the Trustee.

     NOT APPLICABLE.

4.   Trusteeships under Other Indentures.

     NOT APPLICABLE.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

     NOT APPLICABLE.

6.   Voting Securities of the Trustee Owned by the Obligor or its Officials.

     NOT APPLICABLE.

7.   Voting Securities of the Trustee Owned by Underwriters or their Officials.

     NOT APPLICABLE.

8.   Securities of the Obligor Owned or Held by the Trustee.

     NOT APPLICABLE.

9.   Securities of Underwriters Owned or held by the Trustee.

     NOT APPLICABLE.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

     NOT APPLICABLE.

11. Ownership or Holdings by the Trustee of any Securities or a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

     NOT APPLICABLE.

12.  Indebtedness of the Obligor to the Trustee.

     NOT APPLICABLE.

13.  Defaults by the Obligor.

     (a) Whether there is or has been a default with respect to the securities under this indenture.

          THERE IS NOT AND HAS NOT BEEN ANY SUCH DEFAULT.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series.

          THERE HAS NOT BEEN ANY SUCH DEFAULT.

14.  Affiliations with the Underwriters.

     NOT APPLICABLE.

15.  Foreign Trustee.

     NOT APPLICABLE.

16.  List of Exhibits.

     The additional exhibits listed below are filed herewith; exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number

1 A copy of the Articles of Amendment and Restated Articles of Incorporation as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-32106.)

2 A copy of the certificate of authority of the Trustee to commence business. (Included in Exhibit 1.)

3 A copy of the authorization of the Trustee to exercise trust powers. (Included in Exhibit 1.)

4 By-laws of the Trustee. (Included in Exhibit 4 to Form T-1, Registration No. 333-32106.)

5    Not applicable.

6 Consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

7 Latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2000.

8    Not applicable.

9    Not applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 6th day of October, 2000

                                                     SunTrust Bank


                                                     By: /s/ George T. Hogan
                                                         -----------------------
                                                         Vice President

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of FelCor Lodging Limited Partnership, et al, 9 1/2% Senior Notes due 2008 and Guarantees of Senior Notes to be issued under the Indenture, SunTrust Bank hereby consents that reports of examination by Federal, State, Territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                              SUNTRUST BANK


                                              By: /s/ George T. Hogan
                                                  ------------------------------
                                                       Vice President

                               EXHIBIT 7 FORM T-1

                           LATEST REPORT OF CONDITION
                                       OF
                                  SUNTRUST BANK

SunTrust Bank, Atlanta              FFIEC 031
1 PARK PLACE, N.E.                  Consolidated Report of Income
ATLANTA, GA 30303                   for the period
Certificate Number: 867             January 1, 2000 - June 30, 2000

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2000 - JUNE 30, 2000

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT

                                                                                                 DOLLAR AMOUNTS
                                                                                                  IN THOUSANDS
1.         INTEREST INCOME:
1.a.       INTEREST AND FEE INCOME ON LOANS:
1.a.1.     IN DOMESTIC OFFICES:
1.a.1.a.   Loans secured by real estate                                                              1,244,442
1.a.1.b.   Loans to depository institutions                                                              4,941
1.a.1.c.   Loans to finance agricultural production and other loans to farmers                           7,501
1.a.1.d.   Commercial and industrial loans                                                             876,441
1.a.1.e.   Acceptances of other banks                                                                      248
1.A.1.f.   LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES:
1.a.1.f.1. Credit cards and related plans                                                                8,804
1.a.1.f.2. Other                                                                                       372,531
1.a.1.g.   Loans to foreign governments and official institutions                                          798
1.a.1.h.   OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES AND POLITICAL
           SUBDIVISIONS IN THE U.S.:
1.a.1.h.1. Taxable obligations                                                                          13,341
1.a.1.h.2. Tax-exempt obligations                                                                       26,281
1.a.1.i.   All other loans in domestic offices                                                          84,176
1.a.2.     In foreign offices, Edge and Agreement subsidiaries, and IBFs                                     0
1.b.       INCOME FROM LEASE FINANCING RECEIVABLES:
1.b.1.     Taxable leases                                                                               72,580
1.b.2.     Tax-exempt leases                                                                             3,682
1.c.       INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS:
1.c.1.     In domestic offices                                                                             654
1.c.2.     In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   222
1.d.       INTEREST AND DIVIDEND INCOME ON SECURITIES:
1.d.1.     U.S. Treasury securities and U.S. Government agency obligations (INCLUDING
           MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA)                    313,717
1.d.2.     SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S.:
1.d.2.a.   Taxable securities                                                                            3,993
1.d.2.b.   Tax-exempt securities                                                                         8,506
1.d.3.     Other domestic debt securities (INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED
           OR GUARANTEED BY FNMA, FHLMC, OR GNMA)                                                      105,877
1.d.4.     Foreign debt securities                                                                         111
1.d.5.     Equity securities (including investments in mutual funds)                                    24,257
1.e.       Interest income from trading assets                                                           1,857
1.f.       Interest income on federal funds sold and securities purchased under agreements
           to resell                                                                                    75,831
1.g.       Total interest income (sum of items 1.a through 1.f)                                      3,240,791

                                                                                                   YEAR-TO-DATE
2.         INTEREST EXPENSE:
2.a.       INTEREST ON DEPOSITS:
2.a.1.     INTEREST ON DEPOSITS IN DOMESTIC OFFICES:
2.a.1.a.   Transaction accounts (NOW accounts, ATS accounts, and telephone and
           preauthorized transfer accounts)                                                             11,306
2.a.1.b.   NONTRANSACTION ACCOUNTS:
2.a.1.b.1. Money market deposit accounts (MMDAs)                                                       290,541
2.a.1.b.2. Other savings deposits                                                                      108,863
2.a.1.b.3. Time deposits of $100,000 or more                                                           191,191
2.a.1.b.4. Time deposits of less than $100,000                                                         245,988
2.a.2.     Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and
           IBFs                                                                                        298,919
2.b.       Expense of federal funds purchased and securities sold under agreements to
           repurchase                                                                                  329,596
2.c.       Interest on demand notes issued to the U.S. Treasury, trading liabilities, and
           other borrowed money                                                                        142,799
2.d.       Not applicable
2.e.       Interest on subordinated notes and debentures                                                38,446
2.f.       Total interest expense (sum of items 2.a through 2.e)                                     1,657,649
3.         Net interest income (item 1.g minus 2.f)                                                  1,583,142
4.         PROVISIONS:
4.a.       Provision for credit losses                                                                  48,034
4.b.       Provision for allocated transfer risk                                                             0
5.         NONINTEREST INCOME:
5.a.       Income from fiduciary activities                                                            243,233
5.b.       Service charges on deposit accounts in domestic offices                                     223,858
5.c.       Trading revenue (must equal Schedule RI, sum of Memorandum items 8.a through 8.d)             8,699
5.d.-e.    NOT APPLICABLE
5.f.       OTHER NONINTEREST INCOME:
5.f.1.     Other fee income                                                                            337,431
5.f.2.     All other noninterest income                                                                 46,651
5.g.       Total noninterest income (sum of items 5.a through 5.f)                                     859,872
6.a.       Realized gains (losses) on held-to-maturity securities                                            0
6.b.       Realized gains (losses) on available-for-sale securities                                     (2,601)
7.         NONINTEREST EXPENSE:
7.a.       Salaries and employee benefits                                                              703,616
7.b.       Expenses of premises and fixed assets (net of rental income) (excluding                     194,707
           salaries and employment benefits and mortgage interest)
7.c.       Other noninterest expense                                                                   480,048
7.d.       Total noninterest expense (sum of 7.a Through 7.c)                                        1,378,371
8.         Income (loss) before income taxes and extraordinary items and other                       1,014,008
           adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)
9.         Applicable income taxes (on item 8)                                                         357,820
10.        Income (loss) before extraordinary items and other adjustments (item 8 minus 9)             656,188
11.        Extraordinary items and other adjustments, net of income taxes                                    0
12.        Net income (loss) (sum of items 10 and 11)                                                  656,188

MEMORANDA

                                                                                               YEAR-TO-DATE
                                                                                              DOLLAR AMOUNTS
                                                                                               IN THOUSANDS
1.    Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
      purposes                                                                                      5,053
2.    Income from the sale and servicing of mutual funds and annuities in domestic
      offices (included in Schedule RI, item 8)                                                    67,939
3.-4. NOT APPLICABLE                                                                               NUMBER
5.    Number of full-time equivalent employees at end of current period (round to
      the nearest whole number)                                                                    26,314
6.    NOT APPLICABLE
7.    If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition (For example, a bank acquired on June 1, 1998, would report
      19980601.)                                                                                        0
8.    TRADING REVENUE (FROM CASH INSTRUMENTS AND OFF-BALANCE SHEET
      DERIVATIVE INSTRUMENTS) (SUM OF MEMORANDUM ITEMS 8.a THROUGH 8.d
      MUST EQUAL SCHEDULE RI, ITEM 5.c):
8.a.  Interest rate exposures                                                                          77
8.b.  Foreign exchange exposures                                                                    8,622
8.c.  Equity security and index exposures                                                               0
8.d.  Commodity and other exposures                                                                     0
9.    IMPACT ON INCOME OF OFF-BALANCE SHEET DERIVATIVES HELD FOR PURPOSES OTHER THAN
      TRADING:
9.a.  Net increase (decrease) to interest income                                                   (1,166)
9.b.  Net (increase) decrease to interest expense                                                   1,101
9.c.  Other (noninterest) allocations                                                                   0
10.   Credit losses on off-balance sheet derivatives (see instructions)                                 0
                                                                                                   YES/NO
11.   Does the reporting bank have a Subchapter S election in effect for federal
      income tax purposes for the current tax year?                                                    No
12.   Deferred portion of total applicable income taxes included in Schedule RI,
      items 9 and 11 (to be reported with the December Report of Income)                              N/A

SunTrust Bank                                     FFIEC 031
1 PARK PLACE, N.E.                                Consolidated Report of Income
ATLANTA, GA 30303                                 for the period
Certificate Number: 867                           January 1, 2000-June 30, 2000

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                 DOLLAR AMOUNTS
                                                                                                  IN THOUSANDS

1.    Total equity capital originally reported in the December 31, 1999, Reports of
      Condition and Income                                                                         2,523,983
2.    Equity capital adjustments from amended Reports of Income, net                                       0
3.    Amended balance end of previous calendar year (sum of items 1 and 2)                         2,523,983
4.    Net income (loss) (must equal Schedule RI, item 12)                                            656,188
5.    Sale, conversion, acquisition, or retirement of capital stock, net                                   0
6.    Changes incident to business combinations, net                                               5,686,366
7.    LESS: Cash dividends declared on preferred stock                                                     0
8.    LESS: Cash dividends declared on common stock                                                  702,634
9.    Cumulative effect of changes in accounting principles from prior years (see
      instructions for this schedule)                                                                      0
10.   Corrections of material accounting errors from prior years (see instructions for this
      schedule)                                                                                            0
11.a. Change in net unrealized holding gains (losses) on available-for-sale securities               (63,869)
11.b. CHANGE IN ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES.                                        0
12.   Foreign currency translation adjustments                                                             0
13.   Other transactions with parent holding company (not included in items 5, 7, or 8 above)        (30,889)
14.   Total equity capital end of current period (sum of items 3 through 13) (must equal
      Schedule RC, item 28)                                                                        8,069,145

SunTrust Bank                                   FFIEC 031
1 PARK PLACE, N.E.                              Consolidated Report of Income
ATLANTA, GA 30303                               for the period
Certificate Number: 867                         January 1, 2000 - June 30, 2000

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
AND CHANGES IN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                 (Column A)          (Column B)
                                                                                 Charge-offs         Recoveries
                                                                                Calendar-year-to-date
                                                                                 DOLLAR AMOUNTS IN THOUSANDS
1.   LOANS SECURED BY REAL ESTATE:
1.a. To U.S. addressees (domicile)                                                    5,695             3,473
1.b. To non-U.S. addressees (domicile)                                                    0                 0
2.   LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:
2.a. To U.S. banks and other U.S. depository institutions                                 0                 0
2.b. To foreign banks                                                                     0                 0
3.   Loans to finance agricultural production and other loans to
     farmers                                                                              0                 0
4.   COMMERCIAL AND INDUSTRIAL LOANS:
4.a. To U.S. addressees (domicile)                                                   33,448             6,800
4.b. To non-U.S. addressees (domicile)                                                    0                39
5.   LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL
     EXPENDITURES:
5.a. Credit cards and related plans                                                   1,669               725
5.b. Other (includes single payment, installment, and all student
     loans)                                                                          25,875            13,093
6.   Loans to foreign governments and official institutions                               0                 0
7.   All other loans                                                                  3,409             1,285
8.   LEASE FINANCING RECEIVABLES:
8.a. Of U.S. addressees (domicile)                                                    1,456               286
8.b. Of non-U.S. addressees (domicile)                                                    0                 0
9.   Total (sum of items 1 through 8)                                                71,552            25,701

MEMORANDA

                                                                                      (Column A)       (Column B)
                                                                                      Charge-offs      Recoveries
                                                                                      Calendar-year-to-date
                                                                                      DOLLAR AMOUNTS IN THOUSANDS
1.-3.  NOT APPLICABLE
4.     Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in
       Schedule RI-B, part I, items 4 and 7, above                                            0                0
5.     LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED IN SCHEDULE
       RI-B, PART I, ITEM 1, ABOVE):
5.a.   Construction and land development                                                    113                0
5.b.   Secured by farmland                                                                    0                0
5.c.   SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
5.c.1. Revolving, open-end loans secured by 1-4 family residential properties
       and extended under lines of credit                                                   949            2,182
5.c.2. All other loans secured by 1-4 family residential properties                       3,388              951
5.d.   Secured by multifamily (5 or more) residential properties                              0                0
5.e.   Secured by nonfarm nonresidential properties                                       1,245              340

PART S IN ALLOWANCE FOR CREDIT LOSSES

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.     Balance originally reported in the December 31, 1999, Reports of Condition and
       Income                                                                                            123,398
2.     Recoveries (must equal or exceed part I, item 9, column B above)                                   25,701
3.     LESS: Charge-offs (must equal or exceed part I, item 9, column A above)                            71,552
4.     Provision for credit losses (must equal Schedule RI, item 4.a)                                     48,034
5.     Adjustments (see instructions for this schedule)                                                  729,639
6.     Balance end of current period (sum of items 1 through 5) (must equal or exceed
       Schedule RC, item 4.b)                                                                            855,220

SunTrust Bank                                   FFIEC 031
1 PARK PLACE, N.E.                              Consolidated Report of Income
ATLANTA, GA 30303                               for the period
Certificate Number: 867                         January 1, 2000 - June 30, 2000

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                YEAR-TO-DATE
                                                                                                                DOLLAR AMOUNTS
                                                                                                                IN THOUSANDS
1.      INTEREST INCOME AND EXPENSE BOOKED AT FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFS:
1.a.    Interest income booked                                                                                         0
1.b.    Interest expense booked                                                                                        0
1.c.    Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs (item
        1.a minus 1.b)                                                                                                 0
2.      ADJUSTMENTS FOR BOOKING LOCATION OF INTERNATIONAL OPERATIONS:
2.a.    Net interest income attributable to international operations booked at domestic offices                        0
2.b.    Net interest income attributable to domestic business booked at foreign offices                                0
2.c.    Net booking location adjustment (item 2.a minus 2.b)                                                           0
3.      NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:
3.a.    Noninterest income attributable to international operations                                                    0
3.b.    Provision for loan and lease losses attributable to international operations                                   0
3.c.    Other noninterest expense attributable to international operations                                             0
3.d.    Net noninterest income (expense) attributable to international operations (item 3.a minus 3.b
        and 3.c)                                                                                                       0
4.      Estimated pretax income attributable to international operations before capital allocation
        adjustment (sum of items 1.c, 2.c, and 3.d)                                                                    0
5.      Adjustment to pretax income for internal allocations to international operations to reflect
        the effects of equity capital on overall bank funding costs                                                    0
6.      Estimated pretax income attributable to international operations after capital allocation
        adjustment (sum of items 4 and 5)                                                                              0
7.      Income taxes attributable to income from international operations as estimated in item 6                       0
8.      Estimated net income attributable to international operations (item 6 minus 7)                                 0

MEMORANDA

                                                                                                                DOLLAR AMOUNTS
                                                                                                                IN THOUSANDS
1.      Intracompany interest income included in item 1.a above                                                        0
2.      Intracompany interest expense included in 1.b above                                                            0

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                                 YEAR-TO-DATE
                                                                                                                DOLLAR AMOUNTS
                                                                                                                IN THOUSANDS
1.      Interest income booked at IBFs                                                                                 0
2.      Interest expense booked at IBFs                                                                                0
3.      NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES
        (EXCLUDING IBFS):
3.a.    Gains (losses) and extraordinary items                                                                         0
3.b.    Fees and other noninterest income                                                                              0
4.      Provision for loan and lease losses attributable to international operations booked at
        domestic offices (excluding IBFs)                                                                              0
5.      Other noninterest expense attributable to international operations booked at domestic offices
        (excluding IBFs)                                                                                               0

SunTrust Bank                                   FFIEC 031
1 PARK PLACE, N.E.                              Consolidated Report of Income
ATLANTA, GA 30303                               for the period
Certificate Number: 867                         January 1, 2000 - June 30, 2000

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                         YEAR-TO-DATE
                                                                                                         DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.     ALL OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.f.(2)) REPORT
       AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 5.f.(2):
1.a.   Net gains (losses) on other real estate owned                                                             0
1.b.   Net gains (losses) on sales of loans                                                                      0
1.c.   Net gains (losses) on sales of premises and fixed assets                                                  0
       Itemize and describe the three largest other amounts that exceed 10% of
       Schedule RI, item 5.f.(2):
1.d.   SALE OF ORIG SVC RIGHTS                                                                               8,256
1.e.   SALE OF CUSTOMER CHECKS                                                                              13,214
1.f.                                                                                                         8,622
2.     OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.c):
2.a.   Amortization expense of intangible assets                                                            11,002
       REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 7.c:
2.b.   Net (gains) losses on other real estate owned                                                             0
2.c.   Net (gains) losses on sales of loans                                                                      0
2.d.   Net (gains) losses on sales of premises and fixed assets                                                  0
       Itemize and describe the three largest other amounts that exceed 10% of
       Schedule RI, item 7.c:
2.e.                                                                                                             0
2.f.                                                                                                             0
2.g.                                                                                                             0
3.     EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS AND APPLICABLE INCOME TAX EFFECT (FROM
       SCHEDULE RI, ITEM 11) (ITEMIZE AND DESCRIBE ALL EXTRAORDINARY ITEMS AND
       OTHER ADJUSTMENTS):
3.a.1.                                                                                                           0
3.a.2. Applicable income tax effect                                                                              0
3.b.1.                                                                                                           0
3.b.2. Applicable income tax effect                                                                              0
3.c.1.                                                                                                           0
3.c.2. Applicable income tax effect                                                                              0
4.     EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORTS OF INCOME (FROM SCHEDULE RI-A, ITEM 2)
       (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
4.a.                                                                                                             0
4.b.                                                                                                             0
5.     CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR YEARS (FROM SCHEDULE
       RI-A, ITEM 9) (ITEMIZE AND DESCRIBE ALL CHANGES IN ACCOUNTING
       PRINCIPLES):
5.a.                                                                                                             0
5.b.                                                                                                             0
6.     CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS (FROM SCHEDULE RI-A, ITEM 10)
       (ITEMIZE AND DESCRIBE ALL CORRECTIONS):
6.a.                                                                                                             0
6.b.                                                                                                             0
7.     OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY (FROM SCHEDULE RI-A, ITEM 13) (ITEMIZE
       AND DESCRIBE ALL SUCH TRANSACTIONS):
7.a.   MERGER ST PARENT INTO SUNTRUST BANK 1/00                                                            (30,889)
7.b.                                                                                                             0
8.     ADJUSTMENTS TO ALLOWANCE FOR CREDIT LOSSES (FROM SCHEDULE RI-B, PART II, ITEM 5)
       (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
8.a.   MERGER ST PARENT INTO SUNTRUST BANK 1/00                                                            729,639
8.b.                                                                                                             0
9.     OTHER EXPLANATIONS (THE SPACE BELOW IS PROVIDED FOR THE BANK TO BRIEFLY DESCRIBE, AT ITS
       OPTION, ANY OTHER SIGNIFICANT ITEMS AFFECTING THE REPORT OF INCOME):
       No Comment

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA , GA 30303                             Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2000

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
ASSETS
1.       CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE RC-A):
1.a.     Noninterest-bearing balances and currency and coin                                               3,558,361
1.b.     Interest-bearing balances                                                                           17,246
2.       SECURITIES:
2.a.     Held-to-maturity securities (from Schedule RC-B, column A)                                               0
2.b.     Available-for-sale securities (from Schedule RC-B, column D)                                    15,075,833
3.       Federal funds sold and securities purchased under agreements to resell                           2,546,167
4.       LOANS AND LEASE FINANCING RECEIVABLES:
4.a.     Loans and leases, net of unearned income (from Schedule RC-C)                                   72,659,542
4.b.     LESS: Allowance for loan and lease losses                                                          855,220
4.c.     LESS: Allocated transfer risk reserve                                                                    0
4.d.     Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
         and 4.c)                                                                                        71,804,322
5.       Trading assets (from Schedule RC-D)                                                                143,815
6.       Premises and fixed assets (including capitalized leases)                                         1,281,989
7.       Other real estate owned (from Schedule RC-M)                                                        35,989
8.       Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)                 0
9.       Customers' liability to this bank on acceptances outstanding                                       168,835
10.      Intangible assets (from Schedule RC-M)                                                             581,254
11.      Other assets (from Schedule RC-F)                                                                1,772,511
12.      Total assets (sum of items 1 through 11)                                                        96,986,322

LIABILITIES
13.      DEPOSITS:
13.a.    In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)               57,796,821
13.a.1.  Noninterest-bearing                                                                             11,446,978
13.a.2.  Interest-bearing                                                                                46,349,843
13.b.    In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part
         II)                                                                                             11,528,832
13.b.1.  Noninterest-bearing                                                                                      0
13.b.2.  Interest-bearing                                                                                11,528,832
14.      Federal funds purchased and securities sold under agreements to repurchase                      11,129,477
15.a.    Demand notes issued to the U.S. Treasury                                                                 1
15.b.    Trading liabilities (from Schedule RC-D)                                                                 0
16.      Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
16.a.    With a remaining maturity of one year or less                                                    1,277,333
16.b.    With a remaining maturity of more than one year through three years                              2,509,678
16.c.    With a remaining maturity of more than three years                                               1,412,939
17.      NOT APPLICABLE
18.      Bank's liability on acceptances executed and outstanding                                           168,835
19.      Subordinated notes and debentures                                                                1,068,000
20.      Other liabilities (from Schedule RC-G)                                                           2,025,261
21.      Total liabilities (sum of lines 13 through 20)                                                  88,917,177
22.      NOT APPLICABLE

EQUITY CAPITAL
23.      Perpetual preferred stock and related surplus                                                            0
24.      Common stock                                                                                        21,600
25.      Surplus (exclude all surplus related to preferred stock)                                         2,545,484
26.a.    Undivided profits and capital reserves                                                           4,811,305
26.b.    Net unrealized holding gains (losses) on available-for-sale securities                             690,756
26.c.    ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES                                                       0

27.      Cumulative foreign currency translation adjustments                                                      0
28.      Total equity capital (sum of items 23 through 27)                                                8,069,145
29.      Total liabilities and equity capital (sum of items 21 and 28)                                   96,986,322

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                             NUMBER
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external auditors as of any date during 1999                                      N/A

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company
     (but not on the bank separately)

3= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm
     (may be required by state chartering authority)

4=   Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

5=   Review of the bank's financial statements by external auditors

6=   Compilation of the bank's financial statements by external auditors

7=   Other audit procedures (excluding tax preparation work)

8=   No external audit work

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

EXCLUDE ASSETS HELD FOR TRADING.

                                                                                   (Column A)       (Column B)
                                                                                  Consolidated       Domestic
                                                                                      Bank           Offices
                                                                                  DOLLAR AMOUNTS IN THOUSANDS
1.   CASH ITEMS IN PROCESS OF COLLECTION, UNPOSTED DEBITS, AND CURRENCY
     AND COIN:                                                                     3,455,309
1.a. Cash items in process of collection and unposted debits                                        2,719,524
1.b. Currency and coin                                                                                735,785
2.   BALANCES DUE FROM DEPOSITORY INSTITUTIONS IN THE U.S.:                                           110,314
2.a. U.S. branches and agencies of foreign banks (including their IBFs)                    0
2.b. Other commercial banks in the U.S. and other depository institutions
     in the U.S. (including their IBFs)                                              110,314
3.   BALANCES DUE FROM BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL
     BANKS:                                                                                             9,984
3.a. Foreign branches of other U.S. banks                                                  0
3.b. Other banks in foreign countries and foreign central banks                        9,984
4.   BALANCES DUE FROM FEDERAL RESERVE BANKS                                               0                0
5.   TOTAL (SUM OF ITEMS 1 THROUGH 4) (TOTAL OF COLUMN A MUST EQUAL
     SCHEDULE RC, SUM OF ITEMS 1.a AND 1.b)                                        3,575,607        3,575,607

MEMORANDUM

                                                                                                  DOLLAR AMOUNTS
                                                                                                   IN THOUSANDS
1.   Noninterest-bearing balances due from commercial banks in the U.S.
     (included in item 2, column B above                                                               92,929

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-B--SECURITIES

EXCLUDE ASSETS HELD FOR TRADING.

                                                               Held-to-maturity
                                                        (Column A)                            Available-for-sale
A)                                                      Amortized        (Column B)      (Column C)        (Column D)
           DOLLAR AMOUNTS IN THOUSANDS                     Cost          Fair Value     Amortized Cost      Fair Value
1.       U.S.Treasury securities                              0                0            362,129           361,938
2.       U.S. GOVERNMENT AGENCY OBLIGATIONS
         (EXCLUDE MORTGAGE-BACKED SECURITIES):
2.a.     Issued by U.S. Government agencies                   0                0                  0                 0
2.b.     Issued by U.S. Government-sponsored
         agencies                                             0                0          2,291,855         2,238,766
3.       Securities issued by states and
         political subdivisions in the U.S.:
3.a.     General obligations                                  0                0            246,604           249,335
3.b.     Revenue obligations                                  0                0            138,753           134,097
3.c.     Industrial development and similar
         obligations                                          0                0             29,600            29,600
4.       MORTGAGE-BACKED SECURITIES(MBS):
4.a.     Pass-through securities:
4.a.1.   Guaranteed by GNMA                                   0                0            477,217           470,699
4.a.2.   Issued by FNMA and FHLMC                             0                0          1,912,115         1,850,632
4.a.3.   Other pass-through securities                        0                0                531               531
4.b.     OTHER MORTGAGE-BACKED SECURITIES
         (INCLUDE CMOS, REMICS, AND STRIPPED MBS):
4.b.1.   Issued or guaranteed by FNMA, FHLMC, or GNMA         0                0          4,563,756         4,436,090
4.b.2.   Collateralized by MBS issued or
         guaranteed by FNMA, FHLMC, or GNMA                   0                0                  0                 0
4.b.3.   All other mortgage-backed securities                 0                0             47,808            47,808
5.       Other debt securities:
5.a.     Other domestic debt securities                       0                0          3,216,382         3,142,310
5.b.     Foreign debt securities                              0                0              3,175             3,175
6.       EQUITY SECURITIES:
6.a.     Investments in mutual funds and
         other equity securities with readily
         determinable fair values                                                           287,890         1,745,218
6.b.     All other equity securities                                                        365,634           365,634
7.       Total (sum of items 1 through 6)
         (total of column A must equal Schedule RC,
         item 2.a) (total of column D must equal
         Schedule RC, item 2.b)                               0                0         13,943,449        15,075,833

MEMORANDUM

                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
1.       Pledged securities                                                                              10,387,468
2.       MATURITY AND REPRICING DATA FOR DEBT SECURITIES (EXCLUDING THOSE IN NONACCRUAL STATUS):
2.a.     SECURITIES ISSUED BY THE U.S.TREASURY, U.S.GOVERNMENT AGENCIES, AND STATES AND
         POLITICAL SUBDIVISIONS IN THE U.S.; OTHER NON-MORTGAGE DEBT SECURITIES;
         AND MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED BY
         CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES WITH A REMAINING
         MATURITY OR REPRICING FREQUENCY OF:
2.a.1.   Three months or less                                                                               157,376
2.a.2.   Over three months through 12 months                                                                250,515
2.a.3.   Over one year through three years                                                                  789,757
2.a.4.   Over three years through five years                                                              3,537,364
2.a.5.   Over five years through 15 years                                                                   837,106
2.a.6.   Over 15 years                                                                                      609,355
2.b.     MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL
         MORTGAGES WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
2.b.1.   Three months or less                                                                               314,355
2.b.2.   Over three months through 12 months                                                                457,784
2.b.3.   Over one year through three years                                                                  195,174
2.b.4.   Over three years through five years                                                                210,239
2.b.5.   Over five years through 15 years                                                                   981,253
2.b.6.   Over 15 years                                                                                      140,805
2.c.     OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND STRIPPED MBS; EXCLUDE
         MORTGAGE PASS-THROUGH SECURITIES) WITH AN EXPECTED AVERAGE LIFE OF:
2.c.1.   Three years or less                                                                              1,621,933
2.c.2.   Over three years                                                                                 2,861,965
2.d.     Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum
         items 2.a through 2.c above)                                                                       387,927
3.-6.    NOT APPLICABLE
7.       Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
         date of sale or transfer)                                                                                0
8.       NOT APPLICABLE
9.       STRUCTURED NOTES (INCLUDED IN THE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE ACCOUNTS IN
         SCHEDULE RC-B, ITEMS 2,3, AND 5):
9.a.     Amortized cost                                                                                       1,707
9.b.     Fair value                                                                                           1,634

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                       (Column A)        (Column B)
                                                                                   Consolidated Bank  Domestic Offices
                                                                                       DOLLAR AMOUNTS IN THOUSANDS
1.       Loans secured by real estate                                                   33,064,251
1.a.     Construction and land development                                                                 2,768,862
1.b.     Secured by farmland (including farm residential and other improvements)                             198,291
1.c.     SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
1.c.1.   Revolving, open-end loans secured by 1-4 family residential properties
         and extended under lines of credit                                                                2,068,024
1.c.2.   ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
1.c.2.a. Secured by first liens                                                                           18,819,724
1.c.2.b. Secured by junior liens                                                                           1,408,346
1.d.     Secured by multifamily (5 or more) residential properties                                           473,671
1.e.     Secured by nonfarm nonresidential properties                                                      7,327,333
2.       LOANS TO DEPOSITORY INSTITUTIONS:
2.a.     To commercial banks in the U.S.                                                                     101,063
2.a.1.   To U.S. branches and agencies of foreign banks                                         59
2.a.2.   To other commercial banks in the U.S.                                             101,004
2.b.     To other depository institutions in the U.S.                                            0                 0
2.c.     To banks in foreign countries                                                                        51,135
2.c.1.   To foreign branches of other U.S. banks                                                 0
2.c.2.   To other banks in foreign countries                                                51,135
3.       Loans to finance agricultural production and other loans to farmers               173,499           173,499
4.       Commercial and industrial loans:
4.a.     To U.S. addressees (domicile)                                                  23,645,379        23,645,379
4.b.     To non-U.S. addressees (domicile)                                                  347180           347,180
5.       ACCEPTANCES OF OTHER BANKS:
5.a.     Of U.S. banks                                                                           0                 0
5.b.     Of foreign banks                                                                        0                 0
6.       Loans to individuals for household, family, and other personal
         expenditures (i.e., consumer loans) (includes purchased paper)                                    9,188,095
6.a.     Credit cards and related plans (includes check credit and other
         revolving credit plans)                                                           142,289
6.b.     Other (includes single payment, installment, and all student loans)             9,045,807
7.       Loans to foreign governments and official institutions (including
         foreign central banks)                                                             22,679            22,679
8.       Obligations (other than securities and leases) of states and political
         subdivisions in the U.S.                                                        1,050,123         1,050,123
9.       Other loans                                                                     2,719,047
9.a.     Loans for purchasing or carrying securities (secured and unsecured)                                 745,592
9.b.     All other loans (exclude consumer loans)                                                          1,973,455
10.      Lease financing receivables (net of unearned income)                                              2,297,090
10.a.    Of U.S. addressees (domicile)                                                   2,297,090
10.b.    Of non-U.S. addressees (domicile)                                                       0
11.      LESS: Any unearned income on loans reflected in items 1-9 above                         0                 0
12.      Total loans and leases, net of unearned income (sum of items 1 through
         10 minus item 11) (total of column A must equal Schedule RC, item 4.a)         72,659,542        72,659,542

MEMORANDA

                                                                                                         DOLLAR AMOUNTS
                                                                                                          IN THOUSANDS
1.      NOT APPLICABLE
2.      LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS
        (INCLUDED IN SCHEDULE RC-C, PART I, ABOVE AND NOT REPORTED AS PAST DUE
        OR NONACCRUAL IN SCHEDULE RC-N, MEMORANDUM ITEM 1):
2.a.    LOANS SECURED BY REAL ESTATE:
2.a.1.  To U.S. addressees (domicile)                                                                        14,919
2.a.2.  To non-U.S. addressees (domicile)                                                                         0
2.b.    All other loans and all lease financing receivables (exclude loans to individuals for
        household, family, and other personal expenditures)                                                       0
2.c.    Commercial and industrial loans to and lease financing receivables of non-U.S.
        addressees (domicile) included in Memorandum item 2.b above                                               0
3.      MATURITY AND REPRICING DATA FOR LOANS AND LEASES (EXCLUDING THOSE IN NONACCRUAL STATUS):
3.a.    CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL
        PROPERTIES IN DOMESTIC OFFICES (REPORTED IN SCHEDULE RC-C, PART I, ITEM
        1.c.(2)(a), COLUMN B) WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
3.a.1.  Three months or less                                                                                225,370
3.a.2.  Over three months through 12 months                                                               3,587,855
3.a.3.  Over one year through three years                                                                 1,661,821
3.a.4.  Over three years through five years                                                               6,592,964
3.a.5.  Over five years through 15 years                                                                  3,761,468
3.a.6.  Over 15 years                                                                                     2,916,237
3.b.    ALL LOANS AND LEASES (REPORTED IN SCHEDULE RC-C, PART I, ITEMS 1 THROUGH 10, COLUMN A)
        EXCLUDING CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY
        RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES (REPORTED IN SCHEDULE RC-C,
        PART I, ITEM 1.c.(2)(a), COLUMN B) WITH A REMAINING MATURITY OR
        REPRICING FREQUENCY OF:
3.b.1.  Three months or less                                                                             25,904,919
3.b.2.  Over three months through 12 months                                                               4,115,941
3.b.3.  Over one year through three years                                                                 6,783,503
3.b.4.  Over three years through five years                                                               9,628,981
3.b.5.  Over five years through 15 years                                                                  5,753,679
3.b.6.  Over 15 years                                                                                     1,446,274
3.c.    Loans and leases (reported in Schedule RC-C, part I, items 1 through 10) with a
        REMAINING MATURITY of one year or less                                                           14,923,731
3.d.    Loans secured by nonfarm nonresidential properties in domestic offices (reported in
        Schedule RC-C, part I, item 1.e, column B) with a REMAINING MATURITY of over five years 2,847,184 3.e. Commercial and industrial loans (reported in
        Schedule RC-C, part I, item 4, column A) with a REMAINING MATURITY of over three years            8,772,050
4.      Loans to finance commercial real estate, construction, and land development activities
        (NOT SECURED BY REAL ESTATE) included in Schedule RC-C, part I, items 4 and 9, column A,
        page RC-6                                                                                         1,105,675
5.      Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)                     1,345,694
6.      Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
        column B, page RC-6)                                                                             11,426,398

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE COMPLETED ONLY WITH THE JUNE REPORT OF
CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was MOST RECENTLY approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

                                                                                                               YES/NO
1.     Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, AND all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to
       U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column
       B, have ORIGINAL AMOUNTS of $100,000 or less (If your bank has no loans outstanding in
       BOTH of these two loan categories, place an "X" in the box marked "NO.")                                  NO

If Yes, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both categories, skip items 2 through 4, and go to item 5.

                                                                                                           NUMBER OF LOANS
2.     Report the total NUMBER of loans CURRENTLY OUTSTANDING for each of the following Schedule
       RC-C, part I, loan categories:
2.a.   "Loans secured by nonfarm nonresidential properties" in domestic offices reported in
       Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e, column B, divided by the number
       of loans should NOT exceed $100,000.)                                                                      0
2.b.   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in
       Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a., column B, divided by the
       number of loans should NOT exceed $100,000.)                                                               0

                                                                                                         (Column B)
                                                                                                           Amount
                                                                                         (Column A)      Currently
                                                                                       Number of Loans  Outstanding
                                                                                       DOLLAR AMOUNTS IN THOUSANDS
3.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY NONFARM
       NONRESIDENTIAL PROPERTIES" IN DOMESTIC OFFICES REPORTED IN SCHEDULE RC-C,
       PART I, ITEM 1.e, COLUMN B (SUM OF ITEMS 3.a THROUGH 3.c MUST BE LESS
       THAN OR EQUAL TO SCHEDULE RC-C, PART I, ITEM 1.e, COLUMN B):
3.a.   With ORIGINAL AMOUNTS of $100,000 or less                                             5,551          242,107
3.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                          5,211          712,313
3.c.   With ORIGINAL AMOUNTS of more than $250,000 through $1,000,000                        5,426        2,220,791
4.     Number and amount CURRENTLY OUTSTANDING of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
4.a.   With ORIGINAL AMOUNTS of $100,000 or less                                            37,385          761,529
4.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                          4,767          527,989
4.c.   With ORIGINAL AMOUNTS of more than $250,000 through $1,000,000                        4,056        1,291,488

AGRICULTURAL LOANS TO SMALL FARMS

                                                                                                  YES/NO
5.     Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
       (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, AND all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have ORIGINAL
       AMOUNTS of $100,000 or less (If your bank has no loans outstanding in BOTH
       of these two loan categories, place an "X" in the box marked "NO.")                            NO

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                                                Number of Loans
6.     REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE
       FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:
6.a.   "Loans secured by farmland (including farm residential and other improvements)"
       in domestic offices reported in Schedule RC-C, part I, item 1.b, column B
       (Note: Item 1.b, column B, divided by the number of loans should NOT exceed
       $100,000.)                                                                                        0
6.b.   "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
       (Note: Item 3, column B, divided by the number of loans should NOT exceed
       $100,000.)                                                                                        0

                                                                                                    (Column B)
                                                                                                      Amount
                                                                                     (Column A)     Currently
                                                                                  Number of Loans  Outstanding
                                                                                  DOLLAR AMOUNTS IN THOUSANDS
7.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY FARMLAND
       (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" IN DOMESTIC OFFICES
       REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.b, COLUMN B (SUM OF ITEMS 7.a
       THROUGH 7.c MUST BE LESS THAN OR EQUAL TO SCHEDULE RC-C, PART I, ITEM
       1.b, COLUMN B):
7.a.   With ORIGINAL AMOUNTS of $100,00 or less                                        452            15,843
7.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                    220            28,706
7.c.   With ORIGINAL AMOUNTS of more than $250,000 through $500,000                    130            37,136
8.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS TO FINANCE AGRICULTURAL
       PRODUCTION AND OTHER LOANS TO FARMERS" IN DOMESTIC OFFICES REPORTED IN
       SCHEDULE RC-C, PART I, ITEM, 3, COLUMN B (SUM OF ITEMS 8.a THROUGH 8.c
       MUST BE LESS THAN OR EQUAL TO SCHEDULE RC-C, PART 1, ITEM 3, COLUMN B):
8.a.   With ORIGINAL AMOUNTS of $100,000 or less                                       863            15,659
8.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                     99            10,821
8.c.   With ORIGINAL AMOUNTS of more than $250,000 through $500,000                     96            14,799

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                           DOLLAR AMOUNTS
                                                                                                           IN THOUSANDS
ASSETS
1.     U.S.Treasury securities in domestic offices                                                                0
2.     U.S.Government agency obligations in domestic offices (exclude mortgage-backed securities)                 0
3.     Securities issued by states and political subdivisions in the U.S. in domestic offices                 5,520
4.     MORTGAGE-BACKED SECURITIES (MBS) IN DOMESTIC OFFICES:
4.a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                                       0
4.b.   Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)                                                                            0
4.c.   All other mortgage-backed securities                                                                       0
5.     Other debt securities in domestic offices                                                                  0
6.-8.  Not applicable
9.     Other trading assets in domestic offices                                                             138,295
10.    Trading assets in foreign offices                                                                          0
11.    REVALUATION GAINS ON INTEREST RATE, FOREIGN EXCHANGE RATE, AND OTHER COMMODITY AND EQUITY
       CONTRACTS:
11.a.  In domestic offices                                                                                        0
11.b.  In foreign offices                                                                                         0
12.    Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                    143,815

LIABILITIES
13.    Liability for short positions                                                                              0
14.    Revaluation losses on interest rate, foreign exchange rate, and other commodity and
       equity contracts                                                                                           0
15.    Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)                     0

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                             Transaction                             Nontransaction
                                                               Accounts                                 Accounts
                                                              (Column A)           (Column B)          (Column C)
                                                           Total transaction       Memo: Total            Total
                                                          accounts (including    demand deposits      nontransaction
                                                              total demand        (included in           accounts
                                                                deposits)           column A)        (including MMDAs)
                                                                          DOLLAR AMOUNTS IN THOUSANDS
DEPOSITS OF:
1.    Individuals, partnerships, and corporations               11,619,230         10,703,185            44,224,049
2.    U.S. Government                                               20,052             20,052                     0
3.    States and political subdivisions in the
      U.S.                                                       1,002,461            304,269               511,557
4.    Commercial banks in the U.S.                                 244,283            244,283                     0
5.    Other depository institutions in the U.S.                     55,689             55,689                     0
6.    Banks in foreign countries                                    67,207             67,207                     0
7.    Foreign governments and official
      institutions (including foreign central
      banks)                                                             0                  0                     0
8.    Certified and official checks                                 52,293             52,293
9.    Total (sum of items 1 through 8) (sum of
      columns A and C must equal Schedule RC,
      item 13.a)                                                13,061,215         11,446,978            44,735,606

MEMORANDA

                                                                                                         DOLLAR AMOUNTS
                                                                                                          IN THOUSANDS
1.       SELECTED COMPONENTS OF TOTAL DEPOSITS (I.E., SUM OF ITEM 9, COLUMNS A AND C):
1.a.     Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                                2,231,819
1.b.     Total brokered deposits                                                                            2,617,000
1.c.     FULLY INSURED BROKERED DEPOSITS (INCLUDED IN MEMORANDUM ITEM 1.b ABOVE):
1.c.1.   Issued in denominations of less than $100,000                                                              0
1.c.2.   Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and
         participated out by the broker in shares of $100,000 or less                                               0
1.d.     MATURITY DATA FOR BROKERED DEPOSITS:
1.d.1.   Brokered deposits issued in denominations of less than $100,000 with a remaining maturity
         of one year or less (included in Memorandum item 1.c.(1) above)                                            0
1.d.2.   Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of
         one year or less (included in Memorandum item 1.b above)                                           2,617,000
1.e.     Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
         reported in item 3 above which are secured or collateralized as required under state law)
         (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                           N/A
2.       COMPONENTS OF TOTAL NONTRANSACTION ACCOUNTS (SUM OF MEMORANDUM ITEMS
         2.a THROUGH 2.c MUST EQUAL ITEM 9, COLUMN C ABOVE):
2.a.     SAVINGS DEPOSITS:
2.a.1.   Money market deposit accounts (MMDAs)                                                             21,359,148
2.a.2.   Other savings deposits (excludes MMDAs)                                                            6,381,169
2.b.     Total time deposits of less than $100,000                                                         10,058,696
2.c.     Total time deposits of $100,000 or more                                                            6,936,593
3.       All NOW accounts (included in column A above)                                                      1,614,237
4.       NOT APPLICABLE
5.       MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF LESS THAN $100,000:
5.a.     TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
5.a.1.   Three months or less                                                                               2,472,749
5.a.2.   Over three months through 12 months                                                                4,948,896
5.a.3.   Over one year through three years                                                                  2,297,614
5.a.4.   Over three years                                                                                     339,437
5.b.     Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included
         in Memorandum items 5.a.(1) through 5.a.(4) above)                                                 7,420,890
6.       MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF $100,000 OR MORE:
6.a.     TIME DEPOSITS OF $100,000 OR MORE WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
6.a.1.   Three months or less                                                                               1,665,973
6.a.2.   Over three months through 12 months                                                                4,528,262
6.a.3.   Over one year through three years                                                                    641,869
6.a.4.   Over three years                                                                                     100,489
6.b.     Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included
         in Memorandum items 6.a.(1) through 6.a.(4) above)                                                 6,011,662

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
DEPOSITS OF:
1.       Individuals, partnerships, and corporations                                                       11,356,903
2.       U.S. banks (including IBFs and foreign branches of U.S. banks)                                             0
3.       Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)          171,929
4.       Foreign governments and official institutions (including foreign central banks)                            0
5.       Certified and official checks                                                                              0
6.       All other deposits                                                                                         0
7.       Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                              11,528,832

MEMORANDUM

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.       Time deposits with a remaining maturity of one year or less (included in Part II, item 7          11,528,831
         above)

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-F--OTHER ASSETS

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.       Income earned, not collected on loans                                                                432,142
2.       Net deferred tax assets                                                                                    0
3.       INTEREST-ONLY STRIPS RECEIVABLE (NOT IN THE FORM OF A SECURITY) ON:
3.a.     Mortgage loans                                                                                             0
3.b.     Other financial assets                                                                                     0
4.       Other (itemize and describe amounts that exceed 25% of this item)                                  1,340,369
4.a.                                                                                                                0
4.b.                                                                                                                0
4.c.                                                                                                                0
5.       Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                                 1,772,511

MEMORANDUM

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.       Deferred tax assets disallowed for regulatory capital purposes                                             0

SunTrust Bank
1 PARK PLACE, N.E.                             FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                        for June 30, 2000

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.a.    Interest accrued and unpaid on deposits in domestic offices                                         140,834
1.b.    Other expenses accrued and unpaid (includes accrued income taxes payable)                           359,391
2.      Net deferred tax liabilities                                                                        492,903
3.      Minority interest in consolidated subsidiaries                                                       66,493
4.      Other (itemize and describe amounts that exceed 25% of this item)                                   965,640
4.a.    A/P FACTORING                                                                                       404,156
4.b.                                                                                                              0
4.c.                                                                                                              0
5.      Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                2,025,261

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                    Domestic Offices
                                                                                                      DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.        Customers' liability to this bank on acceptances outstanding                                       168,835
2.        Bank's liability on acceptances executed and outstanding                                           168,835
3.        Federal funds sold and securities purchased under agreements to resell                           2,546,167
4.        Federal funds purchased and securities sold under agreements to repurchase                      11,129,477
5.        Other borrowed money                                                                             5,199,950
          EITHER
6.        Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                              0
          OR
7.        Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs                       11,532,786
8.        Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
          IBFs)                                                                                           96,986,322
9.        Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
          and IBFs)                                                                                       77,384,391

IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

10.       U.S.Treasury securities                                                                            362,129
11.       U.S. Government agency obligations (exclude mortgage-backed securities)                          2,291,855
12.       Securities issued by states and political subdivisions in the U.S.                                 414,957
13.       MORTGAGE-BACKED SECURITIES (MBS):
13.a.     PASS-THROUGH SECURITIES
13.a.1.   Issued or guaranteed by FNMA, FHLMC, or GNMA                                                     2,389,332
13.a.2.   Other pass-through securities                                                                          531
13.b.     OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND STRIPPED MBS):
13.b.1.   Issued or guaranteed by FNMA,FHLMC, or GNMA                                                      4,563,756
13.b.2.   All other mortgage-backed securities                                                                47,808
14.       Other domestic debt securities                                                                   3,216,382
15.       Foreign debt securities                                                                              3,175
16.       EQUITY SECURITIES:
16.a.     Investments in mutual funds and other equity securities with readily determinable fair
          values                                                                                             287,890
16.b.     All other equity securities                                                                        365,634
17.       Total amortized (historical) cost of both held-to-maturity and available-for-sale
          securities (sum of items 10 through 16)                                                         13,943,449

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                      DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
          EITHER
1.        Net due from the IBF of the domestic offices of the reporting bank                                       0
          OR
2.        Net due to the IBF of the domestic offices of the reporting bank                                    51,614

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
1.     Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                                0
2.     Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,
       column A)                                                                                                    0
3.     IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A)                   0
4.     Total IBF liabilities (component of Schedule RC, item 21)                                               51,614
5.     IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E, part II,
       items 2 and 3)                                                                                          51,596
6.     Other IBF deposit liabilities (component of Schedule RC-E, part II. items 1, 4, 5, and 6)                    0

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


SCHEDULE RC-K--QUARTERLY AVERAGES


                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
ASSETS
1.       Interest-bearing balances due from depository institutions                                            19,269
2.       U.S.Treasury securities and U.S.Government agency obligations (INCLUDING MORTGAGE-BACKED
         SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA)                                           9,774,441
3.       Securities issued by states and political subdivisions in the U.S.                                   421,935
4.a.     Other debt securities (INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED OR GUARANTEED BY
         FNMA, FHLMC, OR GNMA)                                                                              3,239,619
4.b.     Equity securities (includes investments in mutual funds and Federal Reserve stock)                   446,093
5.       Federal funds sold and securities purchased under agreements to resell                             2,602,087
6.       LOANS:
6.a.     LOANS IN DOMESTIC OFFICES:
6.a.1.   Total loans                                                                                       68,663,484
6.a.2.   Loans secured by real estate                                                                      32,146,808
6.a.3.   Loans to finance agricultural production and other loans to farmers                                  173,789
6.a.4.   Commercial and industrial loans                                                                   25,026,955
6.a.5.   Loans to individuals for household, family, and other personal expenditures                        9,446,892
6.b.     Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                                  0
7.       Trading assets                                                                                       128,399
8.       Lease financing receivables (net of unearned income)                                               2,222,436
9.       Total assets                                                                                      93,393,466
LIABILITIES
10.      Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and
         telephone and preauthorized transfer accounts) (exclude demand deposits)                           1,492,306
11.      NONTRANSACTION ACCOUNTS IN DOMESTIC OFFICES:
11.a.    Money market deposit accounts (MMDAs)                                                             21,791,275
11.b.    Other savings deposits                                                                             6,529,034
11.c.    Time deposits of $100,000 or more                                                                  6,462,377
11.d.    Time deposits of less than $100,000                                                                9,943,085
12.      Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs           10,523,547
13.      Federal funds purchased and securities sold under agreements to repurchase                        11,244,560
14.      Other borrowed money (includes mortgage indebtedness and obligations under capitalized
         leases)                                                                                            5,914,842

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.      UNUSED COMMITMENTS:
1.a.    Revolving, open-end lines secured by 1-4 family residential properties, e.g., home
        equity lines                                                                                      1,558,238
1.b.    Credit card lines                                                                                         9
1.c.    COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT:
1.c.1.  Commitments to fund loans secured by real estate                                                  1,869,153
1.c.2.  Commitments to fund loans not secured by real estate                                              1,185,542
1.d.    Securities underwriting                                                                                   0
1.e.    Other unused commitments                                                                         40,785,764
2.      Financial standby letters of credit and foreign office guarantees                                 6,433,226
2.a.    Amount of financial standby letters of credit conveyed to others                                    796,620
3.      Performance standby letters of credit and foreign office guarantees                                 542,589
3.a.    Amount of performance standby letters of credit conveyed to others                                    5,547
4.      Commercial and similar letters of credit                                                            136,025
5.      Participations in acceptances (as described in the instructions) conveyed to others by
        the reporting bank                                                                                        0
6.      Participations in acceptances (as described in the instructions) acquired by the
        reporting (nonaccepting) bank                                                                            62
7.      Securities borrowed                                                                                       0
8.      Securities lent (including customers' securities lent where the customer is indemnified
        against loss by the reporting bank)                                                                 144,722
9.      FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED AS SOLD FOR CALL
        REPORT PURPOSES:
9.a.    FIRST LIEN 1--4 FAMILY RESIDENTIAL MORTGAGE LOANS:
9.a.1.  Outstanding principal balance of mortgages transferred as of the report date                        163,818
9.a.2.  Amount of recourse exposure on these mortgages as of the report date                                  1,848
9.b.    OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS REPORTED IN ITEM 9.c):
9.b.1.  Outstanding principal balance of assets transferred as of the report date                           247,892
9.b.2.  Amount of recourse exposure on these assets as of the report date                                   247,892
9.c.    SMALL BUSINESS OBLIGATIONS TRANSFERRED WITH RECOURSE UNDER SECTION 208 OF THE RIEGLE
        COMMUNITY DEVELOPMENT AND REGULATORY IMPROVEMENT ACT OF 1994:
9.c.1.  Outstanding principal balance of small business obligations transferred as of the report
        date                                                                                                      0
9.c.2.  Amount of retained recourse on these obligations as of the report date                                    0
10.     NOTIONAL AMOUNT OF CREDIT DERIVATIVES:
10.a.   Credit derivatives on which the reporting bank is the guarantor                                           0
10.b.   Credit derivatives on which the reporting bank is the beneficiary                                         0
11.     Spot foreign exchange contracts                                                                     144,910
12.     All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
        (itemize and describe each component of this item over 25% of Schedule RC, item 28,
        "Total equity capital")                                                                           1,520,303

12.a.                                                                                                     1,520,303
12.b.                                                                                                             0
12.c.                                                                                                             0
12.d.                                                                                                             0
13.     All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
        capital")                                                                                                 0
13.a.                                                                                                             0
13.b.                                                                                                             0
13.c.                                                                                                             0
13.d.                                                                                                             0

                                                                            (Column B)      (Column C)      (Column D)
                                                            (Column A)       Foreign         Equity          Commodity
Off-balance Sheet                                          Interest Rate     Exchange        Derivative      and Other
Derivatives Position Indicators                              Contracts       Contracts       Contracts       Contracts
                                                                            DOLLAR AMOUNTS IN THOUSANDS
14.       GROSS AMOUNTS (E.G., NOTIONAL AMOUNTS) (FOR
          EACH COLUMN, SUM OF ITEMS 14.a THROUGH 14.e
          MUST EQUAL SUM OF ITEMS 15, 16.a, AND 16.b):
14.a.     Futures Contracts                                    1,402,000              0               0              0
14.b.     Forward contracts                                    1,844,250      1,906,759               0              0
14.c.     EXCHANGE-TRADED OPTION CONTRACTS:
14.c.1.   Written options                                              0              0               0              0
14.c.2.   Purchased options                                            0              0               0              0
14.d.     OVER-THE-COUNTER OPTION CONTRACTS:
14.d.1.   Written options                                      2,712,797         15,331         286,666              0
14.d.2.   Purchased options                                    3,163,265         15,331         286,666              0
14.e.     Swaps                                               21,659,581        163,881          53,546         20,000
15.       Total gross notional amount of derivative
          contracts held for trading                                   0              0               0              0
16.       GROSS NOTIONAL AMOUNT OF DERIVATIVE
          CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING:
16.a.     Contracts marked to market                          27,286,558      2,067,356         626,878         20,000
16.b.     Contracts not marked to market                       3,495,335         33,946               0              0
16.c.     Interest rate swaps where the bank has
          agreed to pay a fixed rate                          10,419,791
17.       GROSS FAIR VALUES OF DERIVATIVE CONTRACTS:
17.a.     CONTRACTS HELD FOR TRADING:
17.a.1.   Gross positive fair value                                    0              0               0              0
17.a.2.   Gross negative fair value                                    0              0               0              0
17.b.     CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING THAT ARE MARKED TO MARKET:
17.b.1.   Gross positive fair value                              349,629         30,845          64,037            351
17.b.2.   Gross negative fair value                              317,789         19,291          58,316            732
17.c.     CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING THAT ARE NOT MARKED TO MARKET:
17.c.1.   Gross positive fair value                               16,280          2,636               0              0
17.c.2.   Gross negative fair value                               17,338              0               0              0

MEMORANDA


                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.-2.  NOT APPLICABLE
3.     Unused commitments with an original maturity exceeding one year that are reported in
       Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
       commitments that are fee paid or otherwise legally binding)                                       26,765,322
3.a.   Participations in commitments with an original maturity exceeding one year conveyed to
       others                                                                                             1,020,767
4.     To be completed only by banks with $1 billion or more in total assets:                                23,982
       Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in
       Schedule RC-L, items 2 and 3, above
5.     LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, OR OTHER PERSONAL
       EXPENDITURES THAT HAVE BEEN SECURITIZED AND SOLD (WITH SERVICING
       RETAINED), AMOUNTS OUTSTANDING BY TYPE OF LOAN:
5.a.   Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE SEPTEMBER
       REPORT ONLY)                                                                                             N/A
5.b.   Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                                 0
5.c.   All other consumer credit (including mobile home loans) (TO BE COMPLETED FOR THE
       SEPTEMBER REPORT ONLY)                                                                                   N/A

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000

SCHEDULE RC-M--MEMORANDA

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.           EXTENSIONS OF CREDIT BY THE REPORTING BANK TO ITS EXECUTIVE OFFICERS, DIRECTORS,
             PRINCIPAL SHAREHOLDERS, AND THEIR RELATED INTERESTS AS OF THE REPORT DATE:
1.a.         Aggregate amount of all extensions of credit to all executive officers, directors,
             principal shareholders, and their related interests                                            974,100
1.b.         Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent
             of total capital as defined for this purpose in agency regulations                                   8
2.           Federal funds sold and securities purchased under agreements to resell with U.S.
             branches and agencies of FOREIGN BANKS (included in Schedule RC, item 3)                             0
3.           Not applicable
4.           OUTSTANDING PRINCIPAL BALANCE OF 1-4 FAMILY RESIDENTIAL MORTGAGE
             LOANS SERVICED FOR OTHERS (INCLUDE BOTH RETAINED SERVICING AND
             PURCHASED SERVICING):
4.a.         Mortgages serviced under a GNMA contract                                                     3,155,471
4.b.         MORTGAGES SERVICED UNDER A FHLMC CONTRACT:
4.b.1.       Serviced with recourse to servicer                                                              16,021
4.b.2.       Serviced without recourse to servicer                                                        7,308,430
4.c.         MORTGAGES SERVICED UNDER A FNMA CONTRACT
4.c.1.       Serviced under a regular option contract                                                        42,584
4.c.2.       Serviced under a special option contract                                                     9,149,630
4.d.         Mortgages serviced under other servicing contracts                                          20,269,519
5.           TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:
             CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING (SUM
             OF ITEMS 5.a AND 5.b MUST EQUAL SCHEDULE RC, ITEM 9):
5.a.         U.S. addressees (domicile)                                                                     168,835
5.b.         Non-U.S. addressees (domicile)                                                                       0
6.           INTANGIBLE ASSETS:
6.a.         MORTGAGE SERVICING ASSETS                                                                      287,169
6.a.1.       Estimated fair value of mortgage servicing assets                                              396,548
6.b.         OTHER IDENTIFIABLE INTANGIBLE ASSETS:

6.b.1.       PURCHASED CREDIT CARD RELATIONSHIPS AND NONMORTGAGE SERVICING ASSETS                                 0
6.b.2.       All other identifiable intangible assets                                                        24,306
6.c.         Goodwill                                                                                       269,779
6.d.         Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item
             10)                                                                                            581,254
6.e.         Amount of intangible assets (included in item 6.b.(2) above) that have been
             grandfathered or are otherwise qualifying for regulatory capital purposes                            0
7.           Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
             redeem the debt                                                                                      0
8.a.         OTHER REAL ESTATE OWNED:
8.a.1.       Direct and indirect investments in real estate ventures                                              0
8.a.2.       ALL OTHER REAL ESTATE OWNED:
8.a.2.a.     Construction and land development in domestic offices                                            4,058
8.a.2.b.     Farmland in domestic offices                                                                         0
8.a.2.c.     1-4 family residential properties in domestic offices                                           16,290
8.a.2.d.     Multifamily (5 or more) residential properties in domestic offices                                   0
8.a.2.e.     Nonfarm nonresidential properties in domestic offices                                           15,641
8.a.2.f.     In Foreign Offices                                                                                   0
8.a.3.       Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)                       35,989
8.b.         INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES:
8.b.1.       Direct and indirect investments in real estate ventures                                              0
8.b.2.       All other investments in unconsolidated subsidiaries and associated companies                        0
8.b.3.       Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)                            0
9.           Noncumulative perpetual preferred stock and related surplus included in Schedule
             RC, item 23, "Perpetual preferred stock and related surplus"                                         0
10.          MUTUAL FUND AND ANNUITY SALES DURING THE QUARTER (INCLUDE PROPRIETARY, PRIVATE
             LABEL, AND THIRD PARTY PRODUCTS):
10.a.        Money market funds                                                                           1,983,486
10.b.        Equity securities funds                                                                        185,818
10.c.        Debt securities funds                                                                           36,484
10.d.        Other mutual funds                                                                              63,677
10.e.        Annuities                                                                                      133,081
10.f.        Sales of proprietary mutual funds and annuities (included in items 10.a through
             10.e above)                                                                                  2,049,476
11.          Net unamortized realized deferred gains (losses) on off-balance sheet derivative
             contracts included in assets and liabilities reported in Schedule RC                                 0
12.          Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
             accepted accounting principles                                                                       0
13.          Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
             $10 million and exceeds ten percent of total assets)                                                 0

MEMORANDUM

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.  Reciprocal holdings of banking organizations' capital instruments (TO BE COMPLETED FOR THE
    DECEMBER REPORT ONLY)                                                                                       N/A

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                               Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


SCHEDULE RC-N--PAST DUE AND
NONACCRUAL LOANS, LEASES, AND OTHER
ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                   (Column B)
                                                                                  Past Due 90
                                                                                  days or more
                                                                                   and still             (Column C)
                                                                                    accruing             Nonaccrual
                                                                                    DOLLAR AMOUNTS IN THOUSANDS
1.       LOANS SECURED BY REAL ESTATE:
1.a.     To U.S. addressees (domicile)                                                     16,504           116,772
1.b.     To non-U.S. addressees (domicile)                                                      0               124
2.       LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER
         BANKS:
2.a.     To U.S. banks and other U.S. depository institutions                                   0                 0
2.b.     To foreign banks                                                                       0             2,615
3.       Loans to finance agricultural production and other loans to
         farmers                                                                              725             1,627
4.       COMMERCIAL AND INDUSTRIAL LOANS:
4.a.     To U.S. addressees (domicile)                                                     61,002           127,527
4.b.     To non-U.S. addressees (domicile)                                                      0             1,542
5.       LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER
         PERSONAL EXPENDITURES:
5.a.     Credit cards and related plans                                                       123               399
5.b.     Other (includes single payment, installment, and all
         student loans)                                                                   102,637            28,068
6.       Loans to foreign governments and official institutions                                70                 6
7.       All other loans                                                                    2,059             1,765
8.       LEASE FINANCING RECEIVABLES:
8.a.     Of U.S. addressees (domicile)                                                      9,756                85
8.b.     Of non-U.S. addressees (domicile)                                                      0                 0
9.       Debt securities and other assets (exclude other real estate
         owned and other repossessed assets)                                                    0                 0

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.      Loans and leases reported in items 1 through 8 above which
         are wholly or partially guaranteed by the U.S. Government                        103,803             2,804
10.a.    Guaranteed portion of loans and leases included in item 10
         above                                                                            103,795             2,243

MEMORANDA

                                                                                   (Column B)
                                                                                  Past Due 90
                                                                                  days or more
                                                                                   and still             (Column C)
                                                                                    accruing             Nonaccrual
                                                                                    DOLLAR AMOUNTS IN THOUSANDS
2.       Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE)
         included in Schedule RC-N, items 4 and 7 above                                         0             1,200
3.       LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED
         IN SCHEDULE RC-N, ITEM 1, ABOVE):
3.a.     Construction and land development                                                  1,515            10,203
3.b.     Secured by farmland                                                                  364               337
3.C.     SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
3.c.1.   Revolving, open-end loans secured by 1-4 family residential
         properties and extended under lines of credit                                      1,675             1,716
3.c.2.   All other loans secured by 1-4 family residential properties                       8,581            74,009
3.d.     Secured by multifamily (5 or more) residential properties                              0               616
3.e.     Secured by nonfarm nonresidential properties                                       4,369            30,015


                                                                                                 (Column B)
                                                                                                 Past Due 90
                                                                                                 days or more
4.       INTEREST RATE, FOREIGN EXCHANGE RATE, AND OTHER COMMODITY AND EQUITY CONTRACTS:
4.a.     Book value of amounts carried as assets                                                            0
4.b.     Replacement cost of contracts with a positive replacement cost                                     0

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA, GA 30303                              Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.           UNPOSTED DEBITS (SEE INSTRUCTIONS):
1.a.         Actual amount of all unposted debits:                                                                0
             OR
1.b.         SEPARATE AMOUNT OF ALL UNPOSTED DEBITS:
1.b.1.       Actual amount of unposted debits to demand deposits                                                  0
1.b.2.       Actual amount on unposted debits to time and savings deposits                                        0
2.           UNPOSTED CREDITS (SEE INSTRUCTIONS):
2.a.         Actual amount of all unposted credits                                                                0
             OR
2.b.         SEPARATE AMOUNT OF UNPOSTED CREDITS:
2.b.1.       Actual amount of unposted credits to demand deposits                                                 0
2.b.2.       Actual amount on unposted credits to time and savings deposits                                       0
3.           Uninvested trust funds (cash) held in bank's own trust department (not included in
             total deposits in domestic offices)                                                                  0
4.           DEPOSITS OF CONSOLIDATED SUBSIDIARIES IN DOMESTIC OFFICES AND IN INSURED BRANCHES
             IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS (NOT INCLUDED IN TOTAL
             DEPOSITS):
4.a.         Demand deposits of consolidated subsidiaries                                                         0
4.b.         Time and savings deposits of consolidated subsidiaries                                               0
4.c.         Interest accrued and unpaid on deposits of consolidated subsidiaries                                 0
5.           DEPOSITS IN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS:
5.a.         Demand deposits in insured branches (included in Schedule RC-E, part II)                             0
5.b.         Time and savings deposits in insured branches (included in Schedule RC-E, part II)                   0
5.c.         Interest accrued and unpaid on deposits in insured branches (included in Schedule
             RC-G, item 1.b)                                                                                      0
6.           RESERVE BALANCES ACTUALLY PASSED THROUGH TO THE FEDERAL RESERVE BY THE REPORTING
             BANK ON BEHALF OF ITS RESPONDENT DEPOSITORY INSTITUTIONS THAT ARE
             ALSO REFLECTED AS DEPOSIT LIABILITIES OF THE REPORTING BANK:

6.a.         Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or
             5, column B)                                                                                         0
6.b.         Amount reflected in time and savings deposits (included in Schedule RC-E, Part I,
             item 4 or 5, column A or C, but not column B)                                                        0
7.           UNAMORTIZED PREMIUMS AND DISCOUNTS ON TIME AND SAVINGS DEPOSITS:
7.a.         Unamortized premiums                                                                                 0
7.b.         Unamortized discounts                                                                                0
8.           TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
8.a.         DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED INSTITUTIONS DURING THE
             QUARTER (EXCLUDE DEPOSITS PURCHASED OR ACQUIRED FROM FOREIGN OFFICES OTHER THAN
             INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS):
8.a.1.       Total deposits purchased or acquired from other FDIC-insured institutions during
             the quarter                                                                                          0
8.a.2.       Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to
             SAIF; SAIF members report deposits attributable to BIF)                                              0
8.b.         Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories and
             possessions)                                                                                         0
9.           DEPOSITS IN LIFELINE ACCOUNTS
10.          Benefit-responsive "Depository Institution Investment Contracts" (included in total
             deposits in domestic offices)                                                                        0
11.          ADJUSTMENTS TO DEMAND DEPOSITS IN DOMESTIC OFFICES AND IN INSURED BRANCHES IN
             PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS REPORTED IN SCHEDULE RC-E FOR
             CERTAIN RECIPROCAL DEMAND BALANCES:
11.a.        Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were
             reported on a gross basis in Schedule RC-E had been reported on a net basis                          0
11.b.        Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S.
             banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported
             on a gross basis                                                                                     0
11.c.        Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in
             Schedule RC-E                                                                                        0
12.          AMOUNT OF ASSETS NETTED AGAINST DEPOSIT LIABILITIES IN DOMESTIC
             OFFICES AND IN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES
             AND POSSESSIONS ON THE BALANCE SHEET (SCHEDULE RC) IN ACCORDANCE
             WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (EXCLUDE AMOUNTS
             RELATED TO RECIPROCAL DEMAND BALANCES):
12.a.        Amount of assets netted against demand deposits                                                      0
12.b.        Amount of assets netted against time and savings deposits                                            0

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.           TOTAL DEPOSITS IN DOMESTIC OFFICES OF THE BANK (SUM OF MEMORANDUM
             ITEMS 1.a.(1) AND 1.b.(1) MUST EQUAL SCHEDULE RC, ITEM 13.a):
1.a.         DEPOSIT ACCOUNTS OF $100,000 OR LESS:
1.a.1.       Amount of deposit accounts of $100,000 or less                                              34,824,188
                                                                                                             NUMBER
1.a.2.       Number of deposit accounts of $100,000 or less (TO BE COMPLETED FOR THE JUNE REPORT
             ONLY)                                                                                        4,529,509
1.b.         Deposit accounts of more than $100,000:
1.b.1.       Amount of deposit accounts of more than $100,000                                            22,972,633
                                                                                                             NUMBER
1.b.2.       Number of deposit accounts of more than $100,000                                                70,974
2.           ESTIMATED AMOUNT OF UNINSURED DEPOSITS IN DOMESTIC OFFICES OF THE BANK:
2.a.         An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in
             Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

                                                                                                             YES/NO
             Indicate in the appropriate box at the right whether your bank has a method or
             procedure for determining a better estimate of uninsured deposits than the estimate                 NO
             described above

2.b.         If the box marked YES has been checked, report the estimate of uninsured deposits
             determined by using your bank's method or procedure                                                  0
3.           Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
             Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                      FDIC CERT NO.
                                                                                                                  0

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA , GA 30303                              Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1.  TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED. TO                       YES/NO
    BE COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.                               N/A
    Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of adjusted total assets


    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule
    RC-L (see instructions). If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule. A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW. SEE OPTIONAL WORKSHEET FOR ITEMS 3.a THROUGH 3.f.

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
2.        PORTION OF QUALIFYING LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL
          WEIGHTED AVERAGE MATURITY OF AT LEAST FIVE YEARS) THAT IS INCLUDIBLE
          IN TIER 2 CAPITAL:
2.a.      Subordinated debt and intermediate term preferred stock                                           900,000
2.b.      Other limited-life capital instruments                                                                  0
3.        AMOUNTS USED IN CALCULATING REGULATORY CAPITAL RATIOS (REPORT AMOUNTS DETERMINED BY
          THE BANK FOR ITS OWN INTERNAL REGULATORY CAPITAL ANALYSES CONSISTENT
          WITH APPLICABLE CAPITAL STANDARDS):
3.a.1.    Tier 1 capital                                                                                  7,150,797
3.a.2.    Tier 2 capital                                                                                  2,411,057
3.a.3.    Tier 3 capital                                                                                          0
3.b.      Total risk-based capital                                                                        9,561,854
3.c.      Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross                          0
          risk-weighted assets)
3.d.1.    Net risk-weighted assets (gross risk-weighted assets, INCLUDING MARKET RISK EQUIVALENT
          ASSETS, less excess allowance reported in item 3.c above and all other deductions)             92,024,548
3.d.2.    Market risk equivalent assets (INCLUDED IN ITEM 3.d.(1) ABOVE)                                          0
3.e.      Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct reduction method" to
          report these transactions in Schedule RC-R)                                                         1,585
3.f.      "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
          assets deducted from Tier 1 capital)                                                           93,099,381

               ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE                             (Column A)         (Column B)
               TO BE COMPLETED BY BANKS THAT ANSWERED NO                             Assets             Credit
               TO ITEM 1 ABOVE AND BY BANKS WITH TOTAL                               Recorded           Equivalent
               ASSETS OF $1 BILLION OR MORE.                                         on the             Amount of
                                                                                     Balance            Off-
                                                                                     Sheet              Balance
                                                                                                        Sheet Items
4.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE ZERO PERCENT RISK CATEGORY:
4.a.           Assets recorded on the balance sheet                                    1,783,179
4.b.           Credit equivalent amount of off-balance sheet items                                                0
5.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 20 PERCENT RISK CATEGORY:
5.a.           Assets recorded on the balance sheet                                   16,620,162
5.b.           Credit equivalent amount of off-balance sheet items                                        1,666,091
6.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 50 PERCENT RISK CATEGORY:
6.a.           Assets recorded on the balance sheet                                   19,885,534
6.b.           Credit equivalent amount of off-balance sheet items                                        1,644,206
7.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 100 PERCENT RISK CATEGORY:
7.a.           Assets recorded on the balance sheet                                   58,126,198
7.b.           Credit equivalent amount of off-balance sheet items                                       18,820,392
8.             On-balance sheet asset values excluded from and deducted in
               the calculation of the risk-based capital ratio                         1,426,469
9.             Total assets recorded on the balance sheet (sum of items 4.a,
               5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item
               12 plus items 4.b and 4.c)                                             97,841,542

MEMORANDA

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.             Current credit exposure across all off-balance sheet derivative
               contracts covered by the risk-based capital standards                                        463,778

                                                                             With a remaining maturity of
                                                                                      (Column B)
               Notional principal amounts of off-balance             (Column A)      Over one year      (Column C)
2.             Sheet derivative contracts:                          One year or       through five       Over five
                                                                       less              years             years
2.a.           Interest rate contracts                                5,956,907         13,912,220        6,797,969
2.b.           Foreign exchange contracts                             1,584,188            368,955                0
2.c.           Gold contracts                                                 0                  0                0
2.d.           Other precious metals contracts                                0                  0                0
2.e.           Other commodity contracts                                      0             20,000                0
2.f.           Equity derivative contracts                               40,756            299,456                0

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA , GA 30303                              Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


SPECIAL REPORT - LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report
Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

a.   Number of loans made to executive officers since the previous Call Report date                               0
b.   Total dollar amount of above loans (in thousands of dollars)                                                 0

c.     Range of interest charged on above loans (example:
       9 3/4% = 9.75)                                                    0.00%                  0.00%

SunTrust Bank
1 PARK PLACE, N.E.                              FFIEC 031
ATLANTA , GA 30303                              Consolidated Report of Condition
Certificate Number: 867                         for June 30, 2000


OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS REPORTED IN THE REPORTS OF CONDITION AND INCOME

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None".

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No Comment
BANK MANAGEMENT STATEMENT (PLEASE PRINT OR TYPE CLEARLY):